SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 31, 2004

                           NEVADA HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)


     Nevada                       000-32321                     88-0440989
    --------                      ---------                     ----------
 State or other             Commission File Number         (IRS Employer ID No.)
jurisdiction of
 incorporation)


                        419 Park Avenue South, Suite 1302
                            New York, New York 10016
                            ------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 684-2111
                                 --------------
              (Registrant's telephone number, including area code)

                             4729 Lomas Santa Fe St.
                               Las Vegas, NV 89147
                               -------------------
                                (Former Address)







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Item 4.  Change in Registrant's Certifying Accountant

         Effective March 31, 2004, the firm of Beadle, McBride, Evans & Reeves, LLP ("BMER"), the Company's independent accountant during the period from December 11, 2001 to March 31, 2004, was dismissed. BMER had audited the Company's financial statements for the fiscal years ended December 31, 2002 and 2001.

         In connection with the audit of the Registrant's financial statements as of December 31, 2002 and 2001, there were no disagreements with BMER on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of BMER, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

         The audit report of BMER on the financial statements of the Registrant, as of December 31, 2002 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         BMER's report contained a separate paragraph stating that "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has suffered recurring losses, has no current operations, and has a significant accumulated deficit, matters that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern."

         The Registrant has requested that BMER furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated August 10, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         In addition, the Registrant has retained the firm of Larry O'Donnell CPA, P.C. ("O'Donnell") to audit the Registrant's financial statement for its fiscal year ending December 31, 2003, and include such report as part of the Registrant's annual report on Form 10-KSB for its fiscal year ended December 31, 2003. This change in independent accountants was approved by the Board of Directors of the Registrant. There were no consultations between the Company and O'Donnell prior to their appointment.

7(c).  Exhibits.

Number       Exhibit

16.1         Letter from Beadle, McBride, Evans & Reeves, LLP

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2004
                                        NEVADA HOLDING GROUP, INC.
                                        (Registrant)


                                        By: s/ Henry Val
                                           ------------------------------------
                                           Henry Val, Chief Executive Officer